Exhibit 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(l)

      The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: July 14, 2000               CAXTON INTERNATIONAL LIMITED

                                   By:
                                       -----------------------------------------
                                       Name:  Joseph Kelly
                                       Title: Vice President and Treasurer

                                   By:
                                       -----------------------------------------
                                       Name:  Maxwell Quin
                                       Title: Secretary


                                   CAXTON EQUITY GROWTH LLC

                                   By:
                                       -----------------------------------------
                                       Name:  Scott B. Bernstein
                                       Title: Secretary, Caxton Associates,
                                              Manager


                                   CAXTON EQUITY GROWTH (BVI) LTD

                                   By:
                                       -----------------------------------------
                                       Name:  Maxwell Quin
                                       Title: Secretary

                                   By:
                                       -----------------------------------------
                                       Name:  Scott B. Bernstein
                                       Title: Director


                                   CAXTON ASSOCIATES, L.L.C.

                                   By:
                                       -----------------------------------------
                                       Name:  Scott B. Bernstein
                                       Title: Secretary


                                   ---------------------------------------------
                                   Bruce S. Kovner, by Scott B. Bernstein as,
                                   Attorney-in-Fact